Pivotal Energy Development

Dana Grams
President

2010 Analyst Meeting
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may,"
"outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission.
Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income attributable to AGL Resources Inc. as determined in accordance with GAAP. In addition, the company's EBIT and operating margin may not be comparable to similarly titled measures of another company.
Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com.
Cautionary Statements and Supplemental Information

15000
14000
13000
11000
10000
9000
8000
7000
6000
5000
3000
2000
1000
1988
1992
1996
2000
2004
2008

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
Apr-10
Apr-11
Apr-12
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Apr-18
Apr-19
Apr-20
Apr-21
Apr-22

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Average = 5.96
75% of the data is between 8.58 and 3.34
Average = 2.04
75% of the data is between 1.50 and 2.59
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

2010 Analyst Meeting
Nymex Monthly Continuation
May 6, 2010
Nymex Forward Curve
May 6, 2010
Nymex Monthly Volatility 1990-2010
April 5, 2010
Fundamentals of the Marketplace

AR
MS
AL
TX
LA
Lake Charles
(1.8 Bcf/d)
Golden Pass
(2.1 Bcf/d)
Casotte Landing
(1.3 Bcf/d)
Gulf LNG
(1.3 Bcf/d)
Cameron LNG
(1.5 Bcf/d)
Sabine Pass
(4.3 Bcf/d)
Freeport
(2.0 Bcf/d)
Energy Bridge
(0.5 Bcf/d)
LNG Terminal Status
Existing
Under Construction
Approved
Withdrawn/ On Hold

25.0
20.0
15.0
10.0
5.0
0.0
Bcf/d
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Bcf/d
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

1,500
1,400
1,300
1,200
1,100
1,000
900
800
Working Gas (Bcf)
Black Trumps Green
Environmental Policy Domination
Energy Security Policy
Moderate Policies
Historical
Most Likely
2003
2006
2009
2012
2015
Storage Development Scenarios
Under Construction
Robust Development
Conservative Development
Announced Projects

2010 Analyst Meeting
Proposed USGC LNG Terminals
Natural Gas Storage Capacity Supply - Demand
Balance
U.S. Domestic Shale Production
 Extended Economic Slowdown Environmental Policy Domination
 Domestic Energy Policy Moderate Policies
U.S. LNG Imports under Alternative Scenarios
 Extended Economic Slowdown Environmental Policy Domination
 Domestic Energy Policy Moderate Policies
Fundamentals of the Marketplace

2010 Analyst Meeting
Fundamentals of the Marketplace
• Market is cyclical
• Supply basins are shifting
 – Canada and Gulf of Mexico in decline
 – Shale and tight sands increasing
• Deliverability characteristics of new unconventional production are more challenging
• Infrastructure need is real (pipeline, treating, processing, storage)
• LNG will come - rapidly expanding global LNG infrastructure
 – Variability contributes to price volatility
• Power generation will grow and favors natural gas
• Industrial demand will rebound with economic improvement
• Demand peak continues to grow
• “Green” power fluctuations exaggerates natural gas peaks
• Politics (carbon policies) may dictate size of natural gas market
• The natural gas market will grow
• Storage is a necessity in managing supply / market imbalances
 – Operational
 – Price mitigator

Annual Storage Capacity Additions
Installed Storage Capacity
Maximum Stored Capacity
3.9 Tcf
3.8 Tcf
280 Bcf
Storage Capacity – Bcf
50% of Announced Annual Capacity Additions – Bcf
4,500
4,250
4,000
3,750
3,500
3,250
3,000
2,750
2,500
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
-
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Sources: Wood Mackenzie, EIA, FERC, Pivotal

Last Update: 1/31/2010

On average from 1995 through 2009 the growth in storage capacity has lagged behind the estimated growth in maximum stored capacity by almost 40 Bcf per year.

2010 Analyst Meeting
Storage Additions Lag Behind Use

2010 Analyst Meeting
Beaumont
Disposal
Line
• Two caverns of 12 Bcf working gas capacity
• Injection/Withdrawal - 300/600 MMcf/d
• 14,205 Hp of compression
• 6 pipeline interconnections
 – Kinder Morgan, Centana, Golden Pass,
  Houston Pipe Line, Texas Eastern, Florida Gas
• 9 miles of twin 24-inch pipeline
• In service - Cavern 1: 3Q 2010, Cavern 2: 2012
Golden Triangle Program Overview

2010 Analyst Meeting
Golden Triangle Storage
• Pipeline
 – 80% complete
 – Passed FERC inspection
 – Completing bores and directional drills
• Meter Stations
 – 30% complete
 – June-August expected completion dates
• Compressors
 – 65% complete
 – Expected in-service date of July 2010

2010 Analyst Meeting
Three Dimensional Sonar Picture
1250 Ft
Empire State
Building
Golden Triangle Cavern Progress
Cavern 1
• Leaching continues at rates ~3,900 gpm
• Cavern size estimated to be 8.0 MM barrels by
 August 1st
• Leaching scheduled to end June 1st -
 conversion activities to commence
• Sonar completed February 2010; Results
 indicated a good cavern shape
Cavern 2
• Cavern 2 continues to be monitored during
 shutdown until leaching operations start-up
 again in June
• Commercial service for Cavern 2 on schedule
 to begin 2Q 2012

2010 Analyst Meeting
Cavern
Creation
• Always full
 of water as
 it grows
Salt
Surface
Open
Brine Out
Fresh Water In
Cavern
Creation
• Always full
 of water as
 it grows
Salt
Surface
Open
Brine Out
Fresh Water In
Cavern
Creation
• Always full of
 water as it
 grows
• Conversion to
 commercial
 operations -
 gas displaces
 water
Salt
Surface
Gas In and Out
Open
Brine Out
Cavern
Creation
• Always full of
 water as it
 grows
• Conversion to
 commercial
 operations -
 gas displaces
 water
Salt
Surface
Gas In and Out
Brine Out
Transition to Commercial Operations

Completed Work
Current Work
Future Work
06
2007
2008
2009
2010
2011
2012
#
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Program
Stage 1 (Assessment -> Identify options)
Stage 2 (Definition & Planning)
Stage 3 (Initial Design & Preparation)
Filed FERC Application (6/29/07)
Project A (Leach Plant, Brine Disposal Wells, Storage Well 1)
Stage 4 (Detailed Design & Execution)
Received FERC Certificate
Initial Ops Cavern 1
FULL OPERATIONS CAVERN 1 (August 2010)
Engineering / Procurement
Construction / Drilling
Leaching
Dewatering
Project B (Header & Interconnects, Compressor Station)
Stage 4 (Detailed Design & Execution)
Compressor Station & Header & Interconnects In Service
Engineering / Procurement
Construction
Project C (Storage Well 2)
Stage 4 Storage Well 2 (Detailed Design & Execution)
Initial Ops Cavern 2
Drilling
Storage Well 2 Conversion
Optimized Leaching
Dewatering
FULL OPERATIONS CAVERN 2 (Early 2012)

2010 Analyst Meeting
Today
Project risk is
significantly
eliminated
Golden Triangle Storage Schedule

2010 Analyst Meeting
Compressors
MCC Building
Compressor Piping &
Conduit
Gas Coolers
Golden Triangle Construction

First GTS joint of 24" pipe offload at Highland Ave.
08.17.2009 13:23

12.18.2009 17:30

2010 Analyst Meeting
Cavern 2 Wellhead
24” Header Pipeline
Pipeline Route-of-Way
Golden Triangle Construction

2010 Analyst Meeting
: 10.0 MMDth
: 7.5 MMDth
: 2
: 360 MDth/Day
: 600 MDth/Day
: 9
: 15 miles dual 16”
Existing
Configuration
: 37 MMDth
: 17 - 28 MMDth
: 4
: 660 MMcf per Day
: 1,320 MMcf per Day
: 12
: Additional Pipeline
Maximum
Expanded
Configuration
Jefferson Island Expansion
• Total Capacity
• Working Gas
• Number of Caverns
• Max Injection Capability
• Max Withdrawal Capability
• Interconnects
• Header System

2010 Analyst Meeting
• Settled mineral lease dispute with State of
 Louisiana via operating agreement
• Entered “Stage Gate One” of Asset
 Development Process
• Expect to submit permit applications
• Permits anticipated, prep for construction,
 detailed engineering
• Expected start-up of operations, Cavern 3
• Cavern 1 expected expansion
• Cavern 2 expected expansion
Jefferson Island Timeline
December 2009
January 2010
June 2010
2011
2014
2015

2010 Analyst Meeting
Jefferson Island Program Overview
Project A
 – Obtain permits for
 Cavern 3 & 4
 – Complete raw water and
 disposal well facility
 – Upgrade leach plant
 – Solution mine Cavern 3
 adding 6 Bcf working
 gas
Project B
 – Expand Caverns 1 & 2,
 adding 3.5 Bcf of
 working gas capacity
 – Replace wellheads and
 leaching strings

2010 Analyst Meeting
Where We Are Going
• Proceeding with measured expansions
• Geographic diversity
• Increase optionality
• Long-term portfolio value

2010 Analyst Meeting
AGL Resources Advantages
• Long-term player
• Well-capitalized
• Good locations
• Speed to market
• Low-cost expansion opportunities
• Strong customer focus
• Experienced management team / sustainable
 organization

2010 Analyst Meeting
Opportunities Just Beginning
• Storage fundamentals remain strong
 – Natural gas market is growing
 – Significant barriers now exist to develop new storage
• Uncertainty remains challenging
 – Credit markets - Commodity price
 – Inflation - Market participates
 – Interest rates - Renewable energy sources
 – Demand - Carbon / greenhouse gas legislation
 – Supply sources
• Next cycle will come
• Long-term view